Offering and acquisition related costs	3 Months Ended
Mar. 31, 2016
Business Combinations [Abstract]
Offering and acquisition related costs

11. Offering and acquisition related costs

The Company had capitalized deferred offering costs, which primarily consisted of direct incremental legal and accounting fees relating to the Initial Public Offering (IPO). In 2015, the offering was terminated. The previously capitalized deferred offering costs and additional costs incurred through to the termination of the IPO, aggregated to $3,978 were expensed in the first quarter of 2015.

In the first quarter of 2016, the Company has commenced its plan to the Merger and incurred approximately $91 of acquisition related costs which primarily consisted of incremental legal and accounting fees relating to the 2016 Merger (see note 20).